Exhibit 99.2

Target Hospitality Announces Pricing of Secondary Offering

THE WOODLANDS, Texas, April 21, 2026 – Target Hospitality Corp. (“Target Hospitality” or the “Company”) (Nasdaq: TH), one of North America's largest providers of vertically-integrated modular accommodations and value-added hospitality services, today announced the pricing of its previously announced underwritten, secondary offering (the “Offering”) of 7,000,000 shares (the “Shares”) of its common stock, par value $0.0001 per share (the “Common Stock”),held by Arrow Holdings S.à r.l. and MFA Global S.à r.l. (collectively, the “Selling Stockholders”), entities controlled by TDR Capital LLP, acting in its capacity as investment fund manager, at a price to the public of $14.00 per share, for total gross proceeds to the Selling Stockholders of approximately $98,000,000, before deducting underwriting discounts and commissions. The Company has not offered any shares in the Offering and will not receive any of the proceeds from the Offering. The closing of the Offering is expected to occur on April 23, 2026, subject to customary closing conditions. The Selling Stockholders have also granted the underwriters a 30-day option to purchase up to an additional 1,050,000 shares of Common Stock.

Morgan Stanley & Co. LLC and Deutsche Bank Securities Inc. are acting as book-running managers for the Offering. Northland Securities, Inc., Oppenheimer & Co. Inc, Stifel, Nicolaus & Company, Incorporated and Texas Capital Securities are acting as co-managers for the Offering.

The Offering is being made pursuant to an effective shelf registration statement on Form S-3, including a base prospectus, that was initially filed with the Securities and Exchange Commission (the “SEC”) on April 10, 2019 and subsequently declared effective by the SEC on May 16, 2019 and is available on the SEC’s website at www.sec.gov. The Offering may only be made by means of a prospectus supplement and the accompanying prospectus that will form a part of the registration statement. A preliminary prospectus supplement and the accompanying prospectus relating to the Offering will be filed with the SEC and will be available on the SEC’s website. Copies of the final prospectus supplement and the accompanying prospectus, when available, may be obtained from: Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, and Deutsche Bank Securities Inc., Attn: Prospectus Department, 1 Columbus Circle, New York, NY 10019, by telephone at (800) 503-4611, or by email at Prospectus.Ops@db.com.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities of the Company in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made in this press release are "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: operational, economic, including inflation, political and regulatory risks; our ability to effectively compete in the specialty rental accommodations and hospitality services industry, including growing the HFS – South, Workforce Hospitality Solutions and Government segments; effective management of our communities; natural disasters and other business disruptions, including outbreaks of epidemic or pandemic disease; the duration of any future public health crisis, related economic repercussions and the resulting negative impact to global economic demand; the effect of changes in state building codes on marketing our buildings; changes in demand within a number of key industry end-markets and geographic regions; changes in end-market demand requirements that could lead to cancelation of contracts for convenience in the Government segment; our reliance on third party manufacturers and suppliers; failure to retain key personnel; increases in raw material and labor costs; the effect of impairment charges on our operating results; our future operating results fluctuating, failing to match performance or to meet expectations; our exposure to various possible claims and the potential inadequacy of our insurance; unanticipated changes in our tax obligations; our obligations under various laws and regulations; the effect of litigation, judgments, orders, regulatory or customer bankruptcy proceedings on our business; our ability to successfully acquire and integrate new operations; global or local economic and political movements, including any changes in policy under the Trump administration or any future administration; federal government budgeting and appropriations; our ability to effectively manage our credit risk, liquidity and collect on our accounts receivable; our ability to fulfill Target Hospitality's public company obligations; any failure of our management information systems; and our ability to refinance debt on favorable terms and meet our debt service requirements and obligations. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact Information

Investor Contact:

Mark Schuck

(832) 702 – 8009

ir@targethospitality.com